                                                                    Exhibit 4.22


                ------------------------------------------------


                        BROWNING-FERRIS INDUSTRIES, INC.

                                       and

                 FIRST CITY, TEXAS-HOUSTON, NATIONAL ASSOCIATION
                                   as Trustee


                                  ------------

                               RESTATED INDENTURE

                          Dated as of September 1, 1991

                                  ------------


                                 Debt Securities


                ------------------------------------------------

                        BROWNING-FERRIS INDUSTRIES, INC.

         Reconciliation and tie between Trust Indenture Act of 1939 and Restated
Indenture dated as of                    (1)
                     --------------------

                                                                                               Restated
Trust Indenture                                                                                Indenture
  Act Section                                                                                   Section
Section 3.10              (a)(1) ..............................................................  6.09
                          (a)(2) ..............................................................  6.09
                          (a)(3) ..............................................................  Not Applicable
                          (a)(4) ..............................................................  Not Applicable
                          (a)(5) ..............................................................  6.09
                          (b) .................................................................  6.08
                                                                                                 6.10

Section 3.11              (a) .................................................................  6.13(a)
                          (b) .................................................................  6.13(b)
                          (b)(2) ..............................................................  7.03(a)(2)
                                                                                                 7.03(b)


Section 3.12              (a) .................................................................  7.01
                          (b) .................................................................  7.02(a)
                          (b)(2) ..............................................................  7.02(b)
                                                                                                 7.02(c)

Section 3.13              (a) .................................................................  7.03(a)
                          (b) .................................................................  7.03(b)
                          (c) .................................................................  7.03(a)
                                                                                                 7.03(b)
                          (d) .................................................................  7.03(c)

Section 3.14              (a) .................................................................  7.04
                          (b) .................................................................  Not Applicable
                          (c)(1) ..............................................................  1.02
                          (c)(2)...............................................................  1.02
                          (c)(3) ..............................................................  Not Applicable
                          (d) .................................................................  Not Applicable
                          (e) .................................................................  1.02


--------
1 This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Restated Indenture.

Section 3.15              (a) .................................................................  6.01(a)
                          (b) .................................................................  6.02
                                                                                                 7.03(a)(6)
                          (c) .................................................................  6.01(b)
                          (d) .................................................................  6.01(c)
                          (d)(1) ..............................................................  6.01(a)(1)
                          (d)(2) ..............................................................  6.01(c)(2)
                          (d)(3) ..............................................................  6.01(c)(3)
                          (e) .................................................................  5.14

Section 3.16              (a) .................................................................  1.01
                          (a)(1)(A) ...........................................................  5.02
                          (a)(1)(B) ...........................................................  5.13
                          (a)(2) ..............................................................  Not Applicable
                          (b) .................................................................  5.08

Section 3.17              (a)(1) ..............................................................  5.03
                          (a)(2) ..............................................................  5.04
                          (b) .................................................................  10.03

Section 3.18              (a) .................................................................  1.07

                  RESTATED INDENTURE, dated as of _____________, 1991, between BROWNING-FERRIS INDUSTRIES, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 757 N. Eldridge, Houston, Texas 77079, and FIRST CITY, TEXAS-HOUSTON, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee"), having its principal corporate trust office at 1301 Fannin, 21st floor, Houston, Texas 77002.

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the execution and delivery of this Restated Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Restated Indenture provided.

                  All things necessary to make this Restated Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                                 MUTUAL RECITALS

                  The parties entered into an Indenture dated January 15, 1985, and pursuant to Section 9.01 of Article Nine of the Indenture, entered into the First Supplemental Indenture dated February 16, 1991 and the Second Supplemental Indenture dated March 13, 1991, meeting all requirements prescribed by law, the Certificate of Incorporation of the Company, and all conditions necessary to make the Indenture a valid, binding, and legal instrument for the benefit of the Holders of Securities.

                  This Restated Indenture incorporates the provisions, representations, and covenants set forth in the First Supplemental Indenture and the Second Supplemental Indenture.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE
                       DEFINITIONS AND OTHER PROVISIONS OF
                               GENERAL APPLICATION

                  SECTION 1.01. Definitions.

                  For all purposes of this Restated Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) the words, "herein", "hereof" and "hereunder" and other words of similar import refer to this Restated Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article Six, are defined in that Article.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 1.04.

                  "Attributable Debt" in respect of a Sale and Leaseback Transaction means, as of any particular time, the present value (discounted at the rate of interest implicit in the terms of the lease involved in such Sale and Leaseback Transaction, as determined in good faith by the Company), of the obligation of the lessee thereunder for net rental payments (excluding, however, any amounts required to be paid by such lessee, whether or not designated as rent or additional rent, on account of maintenance and repairs, services, insurance, taxes, assessments, water rates and similar charges or any amounts required to be paid by such lessee thereunder contingent upon monetary inflation or the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges) during the remaining term of such lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

                  "Authenticating Agent" means any agent of the Trustee which at any time shall be appointed and acting pursuant to the provisions of Section 6.14.

                  "Authorized Newspaper" means a newspaper of general circulation in the relevant area, printed in the English language and customarily published on each business day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or in different Authorized Newspapers.

                  "Board of Directors" means the board of directors of the Company or the executive committee or any other duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by or pursuant to law, regulation or executive order to close.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Restated Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or any Vice President, and by its Treasurer, any Assistant Treasurer, its Controller, any Assistant Controller, its Secretary or any Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Net Tangible Assets" means the aggregate amount of assets (less applicable reserves and other properly deductible items) after deducting therefrom (a) all goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles and (b) all current liabilities; all as reflected in the Company's latest audited consolidated balance sheet contained in the Company's most recent annual report to its stockholders prior to the time as of which "Consolidated Net Tangible Assets" shall be determined.

                  "Corporate Trust Office" means the principal office of the Trustee in Houston, Texas at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is that indicated in the introductory paragraph of this Restated Indenture.

                  "Corporation" includes corporations, associations, companies and business trusts.

                  "Debt" means indebtedness for borrowed money.

                  "Defaulted Interest" has the meaning specified in Section
3.07.

                  "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, the Person designated as Depositary for such series by the Company pursuant to Section 3.01 or otherwise appointed by the Company as a successor to such Person in the event such Person is unwilling or unable to continue to serve in such capacity.

                  "Event of Default" has the meaning specified in Section 5.01.

                  "Global Security" means a Security in the form prescribed in
Section 2.03 evidencing all or part of a series of Securities, which in each case have the same terms, issued to the Depositary for such series or its nominee, and registered in the name of such Depositary or nominee.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

                  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Lien" shall mean any mortgage, pledge, security interest, lien or other encumbrance.

                  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice President, and by the Treasurer, the Controller, the Secretary or any Assistant Treasurer, Assistant Controller or Assistant Secretary, of the Company, and delivered to the Trustee. Each such Officers' Certificate shall contain the statements provided in Section 1.02, if applicable.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company. Each Opinion of Counsel shall contain the statements provided in Section 1.02, if applicable.

                  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 5.02.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Restated Indenture, except:

         (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

         (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Restated Indenture or provision therefor satisfactory to the Trustee has been made; and

         (iii) Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Restated Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

         provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have been given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.02, and Securities owned by the Company or any other obligator upon the Securities or any affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified in accordance with Section 3.01.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Principal Property" means any waste processing, waste disposal or resource recovery plant or similar facility located within the United States of America (other than its territories and possessions and Puerto
Rico) and owned by, or leased to, the Company or any Restricted Subsidiary, except (a) any such plant or facility (i) owned or leased jointly or in common with one or more persons other than the Company and its Subsidiaries, in which the interest of the Company and its Restricted Subsidiaries does not exceed 50%, or (ii) which the Board of Directors determines in good faith is not of material importance to the total business conducted, or assets owned, by the Company and its Subsidiaries as an entirety, or (b) any portion of any such plant or facility which the Board of Directors determines in good faith not to be of material importance to the use or operation thereof.

                  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Restated Indenture.

                  "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Restated Indenture.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 3.01, which date shall be the last day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of the calendar month, and shall mean the fifteenth day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the first day of a calendar month, whether or not such day shall be a Business Day.

                  "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice chairman of the board of directors, the chairman or any vice chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restated Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.01.

                  "Restricted Subsidiary" means any Subsidiary substantially in all the property of which is located, or substantially all of the business of which is carried on, within the United States of America (excluding its territories and possessions and Puerto Rico).

                  "Sale and Leaseback Transaction" has the meaning specified in
Section 10.06.

                  "Securities" has the meaning stated in the first recital of this Restated Indenture and more particularly means any Securities authenticated and delivered under this Restated Indenture.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.05.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

                  "Subsidiary" means any corporation of which the Company directly or indirectly owns or controls stock which under ordinary circumstances (not dependent upon the happening of a contingency) has voting power to elect a majority of the board of directors of such corporation.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Restated Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 as amended and in force at the date as of which this instrument was executed, except as provided in Section 9.05.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  SECTION 1.02. Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Restated Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Restated Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Restated Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion (other than a certificate provided pursuant to Section 7.04(4)) with respect to compliance with a condition or covenant provided for in this Restated Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03. Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Restated Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.04. Acts of Holders.

(a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Restated Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Restated Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing way be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c)      The ownership of Securities shall be proved by the Security Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  SECTION 1.05. Notices, Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Restated Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder or by the Company shall be made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible Officer of the Trustee, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company,
                           Attention: Secretary.

                  SECTION 1.06. Notice to Holders; Waiver.

                  Where this Restated Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Restated Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.07. Conflict With Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with any other provision hereof which is required to be included in this Restated Indenture, or is deemed applicable to this Restated Indenture, by any of the provisions of the Trust Indenture Act, such required provisions shall control.

                  SECTION 1.08. Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.09. Successors and Assigns.

                  All covenants and agreements in this Restated Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 1.10. Separability Clause.

                  In case any provision in this Restated Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.11. Benefits of Indenture.

                  Nothing in this Restated Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Restated Indenture.

                  SECTION 1.12. Governing Law.

                  This Restated Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of Texas.

                  SECTION 1.13. Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Restated Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                  ARTICLE TWO
                                 SECURITY FORMS

                  SECTION 2.01. Forms Generally.

                  The Securities of each series shall be in substantially the form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Restated Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any action taken pursuant thereto, which Board Resolution or record of such action shall have attached thereto a true and correct copy of the form of Security approved by or pursuant to such Board Resolution, shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section
3.03 for the authentication and delivery of such Securities.

                  The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

                  The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  SECTION 2.02. Form of Trustee's Certificate of Authentication.

                  This is one of the Securities of the series designated therein issued under the within-mentioned Restated Indenture.

[full name of Trustee]
as Trustee


By:
    ----------------------------------------
                Authorized Officer

                  SECTION 2.03. Additional Provisions Required in Global
Security.

                  Any Global Security issued hereunder shall, in addition to the provisions contained in Sections 2.01 and 2.02, bear a legend in substantially the following form:

         This Security is a Global Security within the meaning of the Restated Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Restated Indenture and may not be transferred except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor."

                                 ARTICLE THREE
                                 THE SECURITIES

                  SECTION 3.01. Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Restated Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                  (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Restated Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07);

                  (3) the date or dates on which the principal (and premium, if any) of the Securities of the series is payable or the method of determination thereof;

                  (4) the rate or rates, or the method of determination thereof, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Interest Payment Date;

                  (5) the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of the series shall be payable and the office or agency for the Securities of the series maintained by the Company pursuant to Section 10.02;

                  (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

                  (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which the Securities of the series shall be issuable;

                  (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
                           Section 5.02;

                  (10)     the application, if any, of Section 4.03;

                  (11) any deletions or modifications of or additions to the Events of Default set forth in Section 5.01 or covenants of the Company set forth in Article Ten pertaining to the Securities of the series;

                  (12)     the form of the Securities of the series;

                  (13) whether the Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and, in such case, the Depositary for such Global Security or Securities, which Depositary shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended; and

                  (14) any other terms of the series (which terms shall not be inconsistent with the provisions of this Restated Indenture).

                  All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers' Certificate or in any such indenture supplemental hereto.

                  At the option of the Company, interest on the Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Securities Register.

                  If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action together with such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

                  SECTION 3.02. Denominations.

                  The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee.

                  SECTION 3.03. Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents and by its Secretary or one of its Assistant Secretaries, under its corporate seal or a facsimile thereof reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Restated Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver said Securities.

                  Notwithstanding the provisions of the preceding paragraph, with respect to Securities of a series constituting a medium-term note program, the Trustee shall authenticate and deliver Securities of such series for original issue from time to time in an aggregate principal amount not to exceed that established for such series and otherwise pursuant to such procedures acceptable to the Trustee as may be specified from time to time by a Company Order. The maturity dates, original issue dates, interest rates and any other terms of the Securities of such series shall be determined by or pursuant to such procedures. Such Company Order may authorize authentication and delivery pursuant to oral instructions from the Company or its duly authorized agent, which instructions shall be promptly confirmed in writing; provided, however, notwithstanding the provisions of Section 3.01 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 3.01, or the Company Order or the Opinion of Counsel otherwise required pursuant to this Section 3.03, at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series.

                  In authenticating Securities and accepting the additional responsibilities under this Restated Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon:

                  (1) an Officers' Certificate, complying with Section 1.02, to the effect that, to the best knowledge of the signers of such certificate, no Event of Default with respect to any series of Securities shall have occurred and be continuing; and

                  (2) an Opinion of Counsel, complying with Section 1.02, to the effect that:

                           (a) the form of such Securities has been established in conformity with the provisions of this Restated Indenture;

                           (b) the terms of such Securities have been established in conformity with the provisions of this Restated Indenture; and

                           (c) such Securities, when issued by the Company and authenticated and delivered by the Trustee in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general principles of equity.

                  The Trustee shall have the right to decline to authenticate and deliver such Securities if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing Holders.

                  Each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Restated Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Restated Indenture.

                  SECTION 3.04. Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations. Such exchange shall be made by the Company at its expense and without any charge therefor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Restated Indenture as definitive Securities of such series.

                  SECTION 3.05. Registration; Registration of Transfer and Exchange.

                  The Company shall cause to be kept for each series of Securities at one of the offices or agencies maintained pursuant to Section
10.02 a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of such Securities and of transfers of such Securities. Said office or agency is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount and Stated Maturity.

                  In no case shall there be more than one Security Register for a series of Securities.

                  At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series and of like tenor, of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Securities to be exchanged to such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Restated Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of selection of Securities of such series to be redeemed and ending at the close of business on the day of the mailing of a notice of redemption of Securities of such series so selected for redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  Notwithstanding the foregoing, any Global Security shall be exchangeable pursuant to this Section 3.05 for Securities registered in the names of Persons other than the Depositary for such Security or its nominee only if (i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Company fails to appoint a successor Depositary for such Global Security within 90 days after the Company receives such notice or becomes aware of such event, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable, or (iii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to the Securities. Any Global Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Securities registered in such names as the Depositary shall direct.

                  Except as provided in the immediately preceding paragraph, a Global Security may not be transferred except as a whole by the Depositary with respect to such Global Security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.

                  None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                  SECTION 3.06. Mutilated, Destroyed, Lost and Stolen
Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Restated Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.07. Payment of Interest, Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; provided, however, that with respect to Securities of a series constituting a medium-term note program, interest payable on any such Security on the date of Stated Maturity of principal thereof shall be payable to the Person to whom the principal shall be payable.

                  Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing as to the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than

                           15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Molder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Restated Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  SECTION 3.08. Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Depositary or impair , as between a Depositary and holders of beneficial interests in any Global Security, the operation of customary practices governing the exercise of the rights of the Depositary as Holder of such Global Security.

                  SECTION 3.09. Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Restated Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

                  SECTION 3.10. Computation of Interest.

                  Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

                                  ARTICLE FOUR
                           SATISFACTION AND DISCHARGE

            SECTION 4.01. Satisfaction and Discharge of Indenture.

            This Restated Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Restated Indenture, when

            (1) either

                (a) all Securities theretofore authenticated and delivered
                    (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
                    Section 10.03) have been delivered to the Trustee for cancellation; or

                (d) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i)     have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers'
                Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Restated Indenture have been complied with.

            Notwithstanding the satisfaction and discharge of this Restated Indenture, the obligations of the Company to the Trustee under Section 6.07 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive.

            SECTION 4.02. Application of Trust Money.

            Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Sections 4.01 and 4.03 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Restated Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

            SECTION 4.03. Satisfaction, Discharge and Defeasance of Securities
                          of Any Series.

            If this Section is specified, as contemplated by Section 3.01, to be applicable to Securities of any series, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Outstanding Securities of any such series and the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging satisfaction and discharge of such indebtedness, when

            (1) either

                (a) with respect to all Outstanding Securities of such series,

                    (i) the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section, as the case may be; or

                    (ii) the Company has deposited or caused to be deposited with the Trustee as obligations in trust for the purpose such amount of direct noncallable obligations of, or noncallable obligations the payment of principal of and interest on which is fully guaranteed by, the United States of America, or to the payment of which obligations or guarantees the full faith and credit of the United States of America is pledged, maturing as to principal and interest in such amounts and at such times as will, together with the income to accrue thereon, without consideration of any reinvestment thereof, be sufficient to pay and discharge the entire indebtedness on all Outstanding Securities of such series for principal (and premium, if any) and interest to the Stated Maturity or any Redemption Date as contemplated by the penultimate paragraph of this Section, as the case may be; or

                (e) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 3.01, to be applicable to the Securities of such series; and

            (2) the Company has paid or caused to be paid all other sums payable with respect to the outstanding Securities of such series; and

            (3) the Company has delivered to the Trustee an Officers'
                Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities of any such series have been complied with.

            Any deposits with Trustee referred to in Section 4.03(1)(a) above shall be irrevocable and shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Securities of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement shall provide therefor and the Company shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

            Upon the satisfaction of the conditions set forth in this Section with respect to all the Outstanding Securities of any series, the terms and conditions of such series, including the terms and conditions with respect thereto set forth in this Restated Indenture, shall no longer be binding upon, or applicable to, the Company; provided that, the Company shall not be discharged from any payment obligations in respect of Securities of such series which are deemed not to be Outstanding under clause (iii) of the definition thereof if such obligations continue to be valid obligations of the Company under applicable law or pursuant to Section 3.05 or 3.06.

                                  ARTICLE FIVE
                                    REMEDIES

            SECTION 5.01. Events of Default.

            "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it is specifically deleted or modified in or pursuant to the supplemental indenture or Board Resolution establishing such series of Securities or in the form of Security for such series:

            (1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

            (2) default in the payment of the principal of (or premium, if any,
                on) any Security of that series at its Maturity; or

            (3) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of that series; or

            (4) default in the performance, or breach, of any covenant of the
                Company in this Restated Indenture (other than a covenant or a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Restated Indenture solely for the benefit of a series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (5) the entry by a court having jurisdiction in the premises of

                (a) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or

                (f) a decree or order adjudging the Company a bankrupt or
                    insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

            (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

            (7) any other Event of Default provided with respect to Securities of that series.

            SECTION 5.02. Acceleration of Maturity; Rescission and Annulment.

            If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

            At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                (a) all overdue interest on all Securities of that series,

                (g) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefore in such Securities,

                (h) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                (i) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

                  and

            (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which has become due solely by such declaration of acceleration, have been cured or waived or provided in Section 5.13.

            No such rescission shall affect any subsequent default or impair any right consequent thereon.

            SECTION 5.03. Collection of Indebtedness and Suits for Enforcement
                          by Trustee.

            The Company covenants that if

            (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for the period of grace provided for with respect to such Security,

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, and such default continues for any period of grace provided for with respect to such Security, or

            (3) default is made in the deposit of any sinking fund payment, when and as due by the terms of a Security,

                the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advance of the Trustee, its agents and counsel.

            If the Company fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

            If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Restated Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            SECTION 5.04. Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

            and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

            Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

            SECTION 5.05. Trustee May Enforce Claims Without Possession of
                          Securities.

            All rights of action and claims under this Restated Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

            SECTION 5.06. Application of Money Collected.

            Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST:      To the payment of all amounts due the Trustee under
                        Section 6.07;

            SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

            THIRD: The balance, if any, to the Person or Persons entitled thereto.

            SECTION 5.07. Limitation on Suits.

            No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Restated Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) an Event of Default with respect to Securities of such series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

            (2) the Holders of not less than 25% in principal amount of the
                Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to
                the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

                it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Restated Indenture (including without limitation the provisions of Section 5.12) to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Restated Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

            SECTION 5.08. Unconditional Right of Holders to Receive Principal,
                          Premium and Interest.

            Notwithstanding any other provision in this Restated Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.07) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

            SECTION 5.09. Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Restated Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as through no such proceeding had been instituted.

            SECTION 5.10. Rights and Remedies Cumulative.

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 5.11. Delay or Omission Not Waiver.

            No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

            SECTION 5.12. Control by Holders.

            The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that

            (1) such direction shall not be in conflict with any rule of law or with this Restated Indenture,

            (2) the Trustee may take any other action deemed proper by the
                Trustee which is not inconsistent with such direction, and

            (3) subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the action so directed would involve the Trustee in personal liability.

            SECTION 5.13. Waiver of Past Defaults.

            The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

            (1) in the payment of the principal of (premium, if any) or interest on any Security of such series, or

            (2) in respect of a covenant or provision hereof which under Article
                Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

            Upon any such waiver, such default shall cease to exist with respect to such series, and any Event of Default with respect to such series arising therefrom shall be deemed to have been cured for every purpose of this Restated
Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

            SECTION 5.14. Undertaking for Costs.

            All parties to this Restated Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Restated Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of any undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

            SECTION 5.15. Waiver of Stay or Extension Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Restated Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE SIX
                                   THE TRUSTEE

            SECTION 6.01. Certain Duties and Responsibilities.

(a) Except during the continuance of an Event of Default,

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Restated Indenture, and no implied covenants or obligations shall be read into this Restated Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Restated Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Restated Indenture.

(b) In case an Event of Default with respect to the Securities of any series has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Restated Indenture with respect to such series, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(c) No provision of this Restated Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (1) this Subsection shall not be construed to limit the effect of
                Subsection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series, given pursuant to
                Section 512, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Restated Indenture with respect to the Securities of such series.

(d) No provision of this Restated Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(e) Whether or not therein expressly so provided, every provision of this Restated Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

            SECTION 6.02. Notice of Defaults.

            Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.01(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence of an Event of Default. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

            SECTION 6.03. Certain Rights of Trustee.

            Subject to the provisions of Section 6.01:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Restated Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

(d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Restated Indenture at the request or direction of any of the Holders pursuant to this Restated Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

(h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Restated Indenture.

            SECTION 6.04. Not Responsible for Recitals or Issuance of
                          Securities.

            The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the

Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Restated Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

            SECTION 6.05. May Hold Securities.

            The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

            SECTION 6.06. Money Held in Trust.

            Money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

            SECTION 6.07. Compensation and Reimbursement.

            The Company agrees

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the
                Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Restated Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            As security for the performance of the obligations of the Company under this Section the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities.

            SECTION 6.08. Disqualification; Conflicting Interests.

(a) If Trustee has or shall acquire any conflicting interest, as defined in this Section, with respect to the Securities of any series, within 90 days after ascertaining that it has such conflicting interest, and if the default, as defined in this Section, to which such conflicting interest relates has not been cured or duly waived or otherwise eliminated before the end of such 90-day period, the Trustee shall either eliminate such conflicting interest or, except as otherwise provided below, resign with respect to that series, and the Company shall take prompt steps to have a successor appointed in the manner provided in Section 6.10.

(b) If the Trustee shall fail to comply with the provisions of Subsection (a) of this Section with respect to the Securities of any series, the Trustee shall, within 10 days after the expiration of such 90-day period, transmit by mail to all Holders of Securities of that series, as their names and addresses appear in the Security Register, notice of such failure and, subject to the provisions of Section 5.14, unless the Trustee's duty to resign is stayed as provided below, any Holder who has been a bona fide holder of Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor, if the Trustee fails, after written request thereof by such Holder to comply with the provisions of Subsection (a).

    Except in the case of a default in the payment of the principal of or interest on any Security, or in the payment of any sinking or purchase fund installment, the Trustee shall not be required to resign as provided by this
    Section if the Trustee shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that (i) the default under the Restated Indenture may be cured or waived during a reasonable period and under the procedures described in such application, and (ii) a stay of the Trustee's duty to resign will not be inconsistent with the interests of the Holders of the Securities.

    The filing of such an application shall automatically stay the performance of the duty to resign until the Commission orders otherwise. Any resignation of the Trustee shall become effective only upon the appointment of a successor Trustee in accordance with the provisions of Section 6.10 and such successor's acceptance of such an appointment.

(c) For the purposes of this Section, the Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series if the Securities of such series are in default (as determined in accordance with the provisions of Section 5.01, but exclusive of any period of grace or requirement of notice) and

                  (1) the Trustee is trustee under this Restated Indenture with respect to the Outstanding Securities of any series other than that series or is trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the Company are outstanding, unless such other indenture is a collateral trust indenture under which the only collateral consists of Securities issued under this Restated Indenture, provided, that there shall be excluded from the operation of this paragraph this Restated Indenture with respect to the Securities of any series other than that series or any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if

         (i) this Restated Indenture and such other indenture or indentures (and all series of securities issuable thereunder) are wholly unsecured and rank equally and such other indenture or indentures are hereafter qualified under the Trust Indenture Act, unless the Commission shall have found and declared by order pursuant to Section 3.05(b) or Section 3.07(c) of the Trust Indenture Act that differences exist between the provisions of this Restated Indenture with respect to Securities of that series and one or more other series or the provisions of such other indenture or indentures which are so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Restated Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures, or

         (ii) the Company shall have sustained the burden of proving, on application to the Commission and after opportunity for hearing thereon, that trusteeship under this Restated Indenture with respect to the Securities of that series and such other series or such other indenture or indentures is not so likely to involve a material conflict of interest as to make it necessary in the public interest or for the protection of investors to disqualify the Trustee from acting as such under this Restated Indenture with respect to the Securities of that series and such other series or under such other indenture or indentures;

                  (2) the Trustee or any of its directors or executive officers is an underwriter for the Company;

                  (3) the Trustee directly or indirectly controls or is directly or indirectly controlled by or is under direct or indirect common control with an underwriter for the Company;

                  (4) the Trustee or any of its directors or executive officers is a director, officer, partner, employee, appointee or representative of the Company, or of an underwriter (other than the Trustee itself) for the Company who is currently engaged in the business of underwriting, except that (i) one individual may be a director or an executive officer or both, of the Trustee and a director or an executive officer, or both, of the Company but may not be at the same time an executive officer of both the Trustee and the Company; (ii) if and so long as the number of directors of the Trustee in office is more than nine, one additional individual may be a director or an executive officer, or both, of the Trustee and a director of the Company; and (iii) the Trustee may be designated by the Company or by any underwriter for the Company to act in the capacity of transfer agent, registrar, custodian, paying agent, fiscal agent, escrow agent or depository, or in any other similar capacity, or, subject to the provisions of paragraph
                           (1) of this Subsection, to act as trustee, whether under an indenture or otherwise;

                  (5) 10% or more or the voting securities of the Trustee is beneficially owned either by the Company or by an director, partner or executive officer thereof, or 20% or more of such voting securities if beneficially owned, collectively, by any two or more of such persons; or 10% or more of the voting securities of the Trustee is beneficially owned either by an underwriter for the Company or by any director, partner or executive officer thereof, or is beneficially owned, collectively, by any two or more such persons;

                  (6) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined),
                           (i) 5% or more of the voting securities, or 10% or more of any other class of security, of the Company not including the Securities issued under this Restated Indenture and securities issued under any other indenture under which the Trustee is also trustee, or (ii) 10% or more of any class of security of an underwriter for the Company;

                  (7) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 5% or more of the voting securities of any person who, to the knowledge of the Trustee, owns 10% or more of the voting securities of, or controls directly or indirectly or is under direct or indirect common control with, the Company;

                  (8) the Trustee is the beneficial owner of, or holds as collateral security for an obligation which is in default (as hereinafter in this Subsection defined), 10% or more of any class of security or any person who, to the knowledge of the Trustee, owns 50% or more of the voting securities of the Company;

                  (9) the Trustee owns, on the date of default (as determined in accordance with the provisions of
                           Section 5.01, but exclusive of any period of grace or requirement of notice) or on any anniversary of such default while such default remains outstanding, in the capacity of executor, administrator, testamentary or inter vivos trustee, guardian, committee or conservator, or in any other similar capacity, an aggregate of 25% or more of the voting securities, or of any class of security, of any person, the beneficial ownership of a specified percentage of which would have constituted a conflicting interest under paragraphs (6), (7) or (8) of this Subsection. As to any such securities of which the Trustee acquired ownership through becoming executor, administrator or testamentary trustee of an estate which included them, the provisions of the preceding sentence shall not apply, for a period of two years from the date of such acquisition, to the extent that such securities included in such estate do not exceed 25% of such voting securities or 25% of any such class of security. Promptly after the dates of any such default and annually in each succeeding year that the Securities remain in default, the Trustee shall make a check of its holdings of such securities in any of the above-mentioned capacities as of such dates. If the Company fails to make payment in full of the principal of (or premium, if any) or interest on any of the Securities when and as the same becomes due and payable, and such failure continues for 30 days thereafter, the Trustee shall make a prompt check of its holdings of such securities in any of the above-mentioned capacities as of the date of the expiration of such 30-day period, and after such date, notwithstanding the foregoing provisions of this paragraph, all such securities so held by the Trustee, with sole or joint control over such securities vested in it, shall, but only so long as such failure shall continue, be considered as though beneficially owned by the Trustee for the purposes of paragraphs (6), (7) and (8) of this Subsection; or

                  (10) except under the circumstances described in paragraphs (1), (3), (4),

                (5) or (6) of Section 6.13(b), the Trustee shall be or shall become a creditor of the Company.

            For purposes of this Subsection, the term "series of securities" or "series" means a series, class or group of securities issuable under an indenture pursuant to whose terms holders of one such series may vote to direct the Trustee, or otherwise take action pursuant to a vote of such holders separately from holders of another such series; provided, that "series of securities" or "series" shall not include any series of securities issuable under an indenture if all such series rank equally and are wholly unsecured.

            The specification of percentages in paragraphs (5) to (9), inclusive, of this Subsection shall not be construed as indicating that the ownership of such percentages of the securities of a person is or is not necessary or sufficient to constitute direct or indirect control for the purposes of paragraphs (3) or (7) of this Subsection.

            For the purposes of the paragraphs (6), (7), (8) and (9) of this Subsection only, (i) the terms "security" and "securities" shall include only such securities as are generally known as corporate securities, but shall not include any note or other evidence of indebtedness issued to evidence an obligation to repay monies lent to a person by one or more banks, trust companies or banking firms, or any certificate of interest or participation in any such note or evidence of indebtedness; (ii) an obligation shall be deemed to be in default" when a default in payment of principal shall have continued for 30 days or more and shall not have been cured; and (iii) the Trustee shall not be deemed to be the owner or holder of (A) any security which it holds as collateral security, as trustee or otherwise, for an obligation which is not in default as defined in clause
      (ii) above, or (B) any security which it holds as collateral security under this Restated Indenture, irrespective of any default hereunder, or
      (C) any security which it holds as agent for collection, or as custodian, escrow agent or depository, or in any similar representative capacity.

(d)   For the purposes of this Section:

            (1) The term "underwriter", when used with reference to the Company, means every person who, within a one-year period prior to the time as of which the determination is made, has purchased from the Company with a view to, or has offered or sold for the Company in connection with, the distribution of any security of the Company outstanding at such time, or has participated or has had a direct or indirect participation in any such undertaking, or has participated or has had a participation in the direct or indirect underwriting of any such undertaking, but such term shall not include a person whose interest was limited to a commission from an underwriter or dealer not in excess of the usual and customary distributor's or seller's commission.

            (2) the term "director" means any director of a corporation or any individual performing similar functions with respect to any organization, whether incorporated or unincorporated.

            (3) The term "person" means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an unincorporated organization or a government or political subdivision thereof. As used in this paragraph, the term "trust" shall include only a trust where the interest or interests of the beneficiary or beneficiaries are evidenced by a security.

            (4) The term "voting security" means any security presently entitling the owner or holder thereof to vote in the direction or management of the affairs of a person, or any security issued under or pursuant to any trust, agreement or arrangement whereby a trustee or trustees or agent or agents for the owner or holder of such security are presently entitled to vote in the direction or management of the affairs of a person.

            (5) The term "Company" means any obligor upon the Securities.

            (6) The term "executive officer" means the president, every vice president, every trust officer, the cashier, the secretary and the treasurer of a corporation, and any individual customarily performing similar functions with respect to any organization whether incorporated or unincorporated, but shall not include the chairman of the board of directors.

(e) The percentages of voting securities and other securities specified in this Section shall be calculated in accordance with the following provisions:

            (1) A specified percentage of the voting securities of the Trustee, the Company or any other person referred to in this Section (each of whom is referred to as "a person" in this paragraph) means such amount of the outstanding voting securities of such person as entitles the holder or holders thereof to cast such specified percentage of the aggregate votes which the holders of all the outstanding voting securities of such person are entitled to cast in the direction or management of the affairs of such person.

            (2) A specified percentage of a class of securities of a person means such percentage of the aggregate amount of securities of the class outstanding.

            (3) The term "amount", when used in regard to securities, means the principal amount if relating to evidences of indebtedness, the number of shares if relating to capital shares and the number of units if relating to any other kind of security.

            (4) The term "outstanding" means issued and not held by or for the account of the issuer. The following securities shall not be deemed outstanding within the meaning of this definition:

                    (i) securities of an issuer held in a sinking fund relating to securities of the issuer of the same class;

                    (ii) securities of an issuer held in a sinking fund relating to another class of securities of the issuer, if the obligation evidenced by such other class of securities is not in default as to principal or interest or otherwise;

                    (iii) securities pledged by the issuer thereof as security for an obligation of the issuer not in default as to principal or interest or otherwise; and

                    (iv) securities held in escrow if placed in escrow by the issuer thereof;

                provided, however, that any voting securities of an issuer shall be deemed outstanding if any person other than the issuer is entitled to exercise the voting rights thereof.

            (5) A security shall be deemed to be of the same class as another security if both securities confer upon the holder or holders thereof substantially the same rights and privileges; provided, however, that, in the case of secured evidences of indebtedness, all of which are issued under a single indenture, differences in the interest rates or maturity dates of various series thereof shall not be deemed sufficient to constitute such series different classes and provided, further, that, in the case of unsecured evidences of indebtedness, differences in the interest rates or maturity dates thereof shall not be deemed sufficient to constitute them securities of different classes, whether or not they are issued under a single indenture.

            SECTION 6.09. Corporate Trustee Required; Eligibility.

            There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to the supervision and examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. No obligor upon the Securities or a Person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee upon the Securities. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

            SECTION 6.10. Resignation and Removal; Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

(b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

(d) If at any time:

            (1) the Trustee shall fail to comply with Section 6.08(a) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee for a series shall cease to be eligible under
                Section 6.09 and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conversation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and such successor Trustee or Trustees shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notices of such event by first-class mail, postage prepaid, to all Holders of

    Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

            SECTION 6.11. Acceptance of Appointment by Successor.

(a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Restated Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

            SECTION 6.12. Merger, Conversion, Consolidation or Succession to
                          Business.

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

            SECTION 6.13. Preferential Collection of Claims Against Company.

(a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within three months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

            (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

            (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

    Nothing herein contained, however, shall affect the right of the Trustee:

                              (A)       to retain for its own account (i)
                                        payments made on account of any such
                                        claim by any Person (other than the
                                        Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

                              (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

                              (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within three months; or

                              (D) to receive payment on any claim referred to in paragraph (B) or (C), against the release of any property held as security for such claim as provided in paragraph
                                        (B) or (C), as the case may be, to the
                                        extent of the fair value of such
                                        property.

    For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

    If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the solders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

    Any Trustee which has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

    (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such three months' period; and

    (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal.

(b) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

         (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

         (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Restated Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Restated Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Restated Indenture;

         (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depository, or other similar capacity;

         (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

         (5) the ownership of stock or other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

         (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

(c)   For the purpose of this Section only:

         (1) the term "default" means any failure to make payment in full of the principal of (or premium, if any) or interest on any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable;

         (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

         (3) the term "cash transaction" means any transaction in which full payment f or goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

         (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

                  (5) the term "Company" means any obligor upon the Securities; and

                  (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.


                  SECTION  6.14.   Authenticating Agents.


                  There may be an Authenticating Agent or Authenticating Agents with respect to one or more series of Securities appointed by the Trustee from time to time with power to act on its behalf and subject to its direction in connection with the authentication and delivery of Securities of such series issued upon exchange, transfer or redemption thereof as fully to all intents and purposes as though such Authenticating Agent had been expressly authorized to authenticate and deliver Securities, and Securities so authenticated shall be entitled to the benefits of this Restated Indenture and shall be valid and obligatory for all purposes as though authenticated by the Trustee hereunder. For all purposes of this Restated Indenture (except in the case of original issuance of the Securities and the issuance of Securities in replacement of lost, stolen, mutilated or destroyed Securities), the authentication and delivery of Securities by an Authenticating Agent appointed pursuant to the provisions of this Section shall be deemed to be the authentication and delivery of such Securities "by the Trustee," and whenever this Restated Indenture provides (except in the case of original issuance of the Securities and the issuance of Securities in replacement of lost, stolen, mutilated or destroyed Securities) that "the Trustee shall authenticate and deliver" Securities, such authentication and delivery by any Authenticating Agent shall be deemed to be authentication and delivery by the Trustee. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or the District of Columbia, with a combined capital and surplus of at least ten million dollars and authorized under such laws to act as an authenticating agent, duly registered to act as such, if and to the extent required by applicable law and subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of its condition at least annually, pursuant to law or the requirements of such authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible to act as such in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

                  Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible to act as such in accordance with the provisions of this

Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent or such successor corporation.

                  Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice or resignation or upon a termination, or in case at any time any Authenticating Agent shall cease to be eligible to act as such in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent. Upon the appointment, at any time after the original issuance of any of the Securities, of any successor, additional or new Authenticating Agent, the Trustee shall give written notice of such appointment to the Company and shall at the expense of the Company mail notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment pursuant to the provisions of this Section shall become vested with all the rights, powers, duties and obligations of its predecessors hereunder, with like effect as if initially named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible to act as such in accordance with the provisions of this Section.

                  Any Authenticating Agent by the acceptance of its appointment shall be deemed to have represented to the Trustee that it is eligible for appointment as Authenticating Agent under this Section and to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth, including among other things the duties to authenticate and deliver Securities when presented to it in connection with exchanges, registrations of transfer or redemptions thereof; it will keep and maintain, and furnish to the Trustee from time to time as requested by the Trustee, appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; and it will notify the Trustee promptly if it shall cease to be eligible to act as Authenticating Agent in accordance with the provisions of this Section. Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee to indemnify the Trustee against any loss, liability or expense incurred by the Trustee and to defend any claim asserted against the Trustee by reason of any acts or failures to act of such Authenticating Agent, but such Authentication Agent shall have no liability for any action taken by it in accordance with the specific written direction of the Trustee.

                  The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation and expenses for its services (to the extent such compensation is not paid by the Company), and the Trustee shall be entitled to be reimbursed for such payments subject to the provisions of Section 6.07.

                  The provisions of Sections 1.04, 6.03(a), (b), (c), (d), (f) and (g), 6.04 and 6.07 (insofar as they pertain to indemnification) shall inure to the benefit of each Authenticating Agent to the same extent that they inure to the benefit of the Trustee.

                                 ARTICLE SEVEN
                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

                  SECTION 7.01. Company to Furnish Trustee Names and Addresses of Holders.

                  The Company will furnish or cause to be furnished to the
                  Trustee:

(a) semi-annually, not later than January 15 and July 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of each series as of the preceding January 1 or July 1, as the case may be, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be dated as of a date not more than 15 days prior to the time such list is furnished;

notwithstanding the foregoing, so long as the Trustee is the Security Registrar with respect to a particular series of Securities, no such list shall be required to be furnished in respect of such series.

                  SECTION 7.02. Preservation of Information; Communications to Holders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of each series contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders of each series received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section
         7.01 upon receipt of a new list so furnished.

(b) If three or more Holders of any series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of such series with respect to their rights under this Restated Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

         (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

         (ii) inform such applicants as to the approximate number of Holders of Securities of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Securities of such series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

                  SECTION  7.03.   Reports by Trustee.

(a) On or before January 15 of each year commencing with the year 1986, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of the preceding November 15 with respect to any of the following events which may have occurred within the last 12 months (but if no such event has occurred within such period, no report need be transmitted):

                  (1) any change to its eligibility under Section 6.09 and its qualifications under Section 6.08;

                  (2) the creation of or any material change to a relationship specified in paragraphs (i) through (x) of Section 6.08;

                  (3) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Securities Outstanding on the date of such report;

                  (4) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2), (3), (4) or
                           (6);

                  (5) any change to the property or funds, if any, physically in the possession of the Trustee as such on the date of such report;

                  (6) any additional issue of Securities which the Trustee has not previously reported; and

                  (7) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.02.

(b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no such report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Securities Outstanding at such time, such report to be transmitted within 90 days after such time.

(c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

                  SECTION  7.04.   Reports by Company.

                  The Company shall:

                  (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies off the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
                           Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Restated Indenture as may be required from time to time by such rules and regulations;

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                  (4) furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under the Restated Indenture. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under the Restated Indenture.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 8.01. Company May Consolidate, Etc., Only on Certain Terms.

                  The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant of this Restated Indenture on the part of the Company to be performed or observed;

                  (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (3) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by this Restated Indenture, the Company or such successor corporation or Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior to) all indebtedness secured thereby; and

                  (4) if a supplemental indenture is required in connection with such transaction, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION  8.02.   Successor Corporation Substituted.

                  Upon any consolidation by the Company with or merger by the Company into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Restated Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of such lease, the predecessor corporation shall be relieved of all obligations and covenants under this Restated Indenture and the Securities and may be liquidated and dissolved.

                                  ARTICLE NINE
                             SUPPLEMENTAL INDENTURES

                  SECTION 9.01. Supplemental Indentures Without Consent of Holders.

                  Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities specifying the series to which such Event of Default is applicable); or

                  (4) to add to or change any of the provisions of this Restated Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registerable or not registerable as to principal, and with or without interest coupons; or

                  (5) to change or eliminate any of the provisions of this Restated Indenture, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental -------- indenture which is adversely affected by such change in or elimination of such provision; or

                  (6) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Restated Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or

                  (8) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Restated Indenture, provided such other provisions as may be made shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

                  SECTION  9.02.   Supplemental Indentures With Consent of
                                   Holders.

                  With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Restated Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Restated Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
                           Section 5.02, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Restated Indenture or certain defaults hereunder and their consequences) provided for in this Restated Indenture, or

                  (3)      modify any of the provisions of this Section, Section
                           5.13 or Section 10.07, except to increase any such percentage or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of Outstanding Securities of such series (which provision may be made pursuant to Section 3.01 without the consent of any Holder) or to provide that certain other provisions of this Restated Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 10.07, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(7).

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Restated Indenture which was expressly included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Restated Indenture of the Holders of Securities of any other series.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         6        SECTION 9.03.    Execution of Supplemental Indentures.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Restated Indenture, the Trustee shall be entitled to receive (in addition to the opinion which the Trustee is entitled to receive pursuant to Section 3.03), and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Restated Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Restated Indenture or otherwise.

                  SECTION  9.04.    Effect of Supplemental Indentures.

                  Upon the execution of any supplemental indenture under this Article, this Restated Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Restated Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                  SECTION  9.05.   Conformity With Trust Indenture Act.

                  Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  SECTION 9.06. Reference in Securities to Supplemental Indentures.

                  Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN
                                    COVENANTS

                  SECTION  10.01.  Payment of Principal, Premium and Interest.

                  The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Restated Indenture.

                  SECTION  10.02.  Maintenance of Office or Agency.

                  The Company will maintain an office or agency in each Place of Payment for each series of Securities where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Restated Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and of any change in the location, of such office or agency. The Corporate Trust Office of First City National Bank of Houston shall be such agency in the City of Houston, Texas, and the principal corporate trust office of each Paying Agent, if any, with respect to a series of securities shall be such agency in the city where such office is located unless in any case the Company shall maintain some other office or agency for such purpose and give the Trustee written notice of the location thereof. If at any time the Company shall fail to maintain such office or agency in each Place of Payment or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee or the principal corporate trust office of the Paying Agent, if any, in the Borough of Manhattan, City and State of New York, as the case may be, and the Company hereby appoints the Trustee and the Paying Agent, if any, in the Borough of Manhattan, City and State of New York, its agents to receive all such presentations, surrenders, notices and demands.

                  SECTION 10.03. Money for Payment of Securities to be Held in Trust.

                  If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium(1) if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent for any series of Securities, other than the Trustee, to execute and deliver to the Trustee and instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any such payment of principal, premium, if any, or interest; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Restated Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall, be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION  10.04.  Statement as to Compliance.

                  The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the Chairman of the Board, the President, a Vice President or the Treasurer of the Company stating that:

                  (1) a review of the activities of the Company during such year and of performance under this Restated Indenture has been made under his supervision; and

                  (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations under this Restated Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

                  SECTION  10.05.  Limitation on Liens.

(a) Except as otherwise provided in Subsection (b) of this Section, the Company shall not, and shall not permit any Restricted Subsidiary to, issue, assume or guarantee any Debt secured by a Lien upon any Principal Property of the Company or any Restricted Subsidiary or upon any shares of stock or Debt of any Restricted Subsidiary (whether such Principal Property, shares of stock or Debt are now owned or hereafter acquired) without in any such case effectively providing concurrently with the issuance, assumption or guaranty of any such Debt that the Securities (together with, if the Company shall so determine, any other indebtedness of or guaranty by the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such Debt, so long as such Debt shall be so secured; provided, however, that nothing in this Section
         10.05 shall prevent, restrict or apply to (and there shall be excluded from secured Debt in any computation under this Section 10.05) Debt secured by:

                  (1) Liens on property, shares of stock or indebtedness of any corporation existing at the time such corporation becomes a Restricted Subsidiary or arising thereafter
                           (i) otherwise than in connection with the borrowing of money arranged thereafter and (ii) pursuant to contractual commitments entered into prior to and not in contemplation of such corporation's becoming a Restricted Subsidiary;

                  (2) Liens on any property (including shares of stock or Debt) existing at the time of acquisition thereof (including acquisition through merger or consolidation) or securing the payment of all or any part of the purchase price or construction cost thereof or securing any Debt incurred prior to, at the time of or within 180 days after, the acquisition of such property, shares of stock or Debt or the completion of any such construction, whichever is later, for the purpose of financing all or any part of the purchase price or construction cost thereof (provided such Liens are limited to such property, improvements thereon and the land upon which such property and improvements are located and any other property not then constituting a Principal Property);

                  (3) Liens on any property to secure all or any part of the cost of development, operation, construction, alteration, repair or improvement of all or any part of such property, or to secure Debt incurred prior to, at the time of or within 180 days after, the completion of such development, operation, construction, alteration, repair or improvement, whichever is later, for the purpose of financing all or any part of such cost (provided such Liens are limited to such property, improvements thereon and the land upon which such property and improvements are located and any other property not then constituting a Principal Property);

                  (4) Liens which secure Debt owing by a Restricted Subsidiary to the Company or to another Restricted Subsidiary or by the Company to a Restricted Subsidiary;

                  (5) Liens securing indebtedness of a corporation which becomes a successor of the Company in accordance with the provisions of Article Eight;

                  (6) Liens on property of the Company or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Liens, or in favor of any trustee or mortgagee for the benefit of holders of indebtedness of any such entity incurred for any such purpose;

                  (7) Liens incurred in connection with pollution control, sewage or solid waste disposal, industrial revenue or similar financings;

                  (8)      Liens existing at January 15, 1985; and

                  (9) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (1) to (8), inclusive, or of any Debt secured thereby; provided that such extension, renewal or replacement Lien shall be limited to all or any part of the same property that secured the Lien extended, renewed or replaced (plus any improvements on such property) and shall secure no larger amount of Debt than that existing at the time of such extension, renewal or replacement.

(b) Notwithstanding any foregoing provisions of this Section 10.05, the Company and any one or more Restricted Subsidiaries may issue, assume or guarantee Debt secured by a Lien which would otherwise be subject to the foregoing restrictions if at the time it does so (the "Incurrence Time") the aggregate amount of such Debt plus all other Debt of the Company and its Restricted Subsidiaries secured by a Lien which would otherwise be subject to the foregoing restrictions (not including Debt permitted to be secured under clauses (1) through (9) above), plus the aggregate Attributable Debt (determined as of the Incurrence Time) of Sale and Leaseback Transactions (other than Sale and Leaseback Transactions permitted by Subsections (a) and (b) of Section 10.06) entered into after January 15, 1985 and in existence at the Incurrence Time (less the aggregate amount of proceeds of such Sale and Leaseback Transactions which shall have been applied in accordance with Subsection (d) of Section 10.06), does not exceed 10% of Consolidated Net Tangible Assets.

                  SECTION  10.06. Limitation on Sale and Leaseback Transactions.

                  The Company shall not itself, and shall not permit any Restricted Subsidiary to, enter into any arrangements after January 15, 1985 with any bank, insurance company or other lender or investor (other than the Company or another Restricted Subsidiary) providing for the leasing as lessee by the Company or any such Restricted Subsidiary of any Principal Property (except a lease for a temporary period not to exceed three years by the end of which it is intended the use of such Principal Property by the lessee will be discontinued), which was or is owned by the Company or a Restricted Subsidiary and which has been or is to be sold or transferred by the Company or a Restricted Subsidiary, more than 180 days after the completion of construction and commencement of full operation thereof by the Company or such Restricted Subsidiary, to such lender or investor or to any Person to whom funds have been or are to be advanced by such lender or investor on the security of such Principal Property (herein called a "Sale and Leaseback Transaction") unless:

(a) the Company or such Restricted Subsidiary would (at the time of entering into such arrangement) be entitled pursuant to clauses (1) through (9) of Subsection (a) of Section 10.05, without equally and ratably securing the Securities, to issue, assume or guarantee indebtedness secured by a Lien on such Principal Property; or

(b) such Sale and Leaseback Transaction relates to a landfill or other waste disposal site (excluding any plant or similar facility located thereon) owned by the Company or such Restricted Subsidiary or which the Company or such Restricted Subsidiary has the right to use; or

(c) the Attributable Debt of the Company and its Restricted Subsidiaries in respect of such Sale and Leaseback Transaction and all other Sale and Leaseback Transactions entered into after January 15, 1985 (other than such Sale and Leaseback Transactions as are permitted by Subsections
         (a), (b) or (d) of this Section 10.06), plus the aggregate principal amount of Debt secured by Liens on Principal Properties then outstanding (excluding any such Debt secured by Liens covered in subdivisions (1) through (9) of Subsection (a) of Section 10.05) which do not equally and ratably secure the Securities, would not exceed l0% of Consolidated Net Tangible Assets; or

(d) the Company, within 180 days after the sale or transfer, applies or causes a Restricted Subsidiary to apply an amount equal to the greater of the net proceeds of such sale or transfer or fair market value of the Principal Property so sold and leased back at the time of entering into such Sale and Leaseback Transaction (in either case determined by the Board of Directors) to the retirement of Securities or other indebtedness of the Company (other than indebtedness subordinated to the Securities) or indebtedness of a Restricted Subsidiary, for money borrowed, having a stated maturity more than 12 months from the date of such application or which is extendible at the option of the obligor thereon to a date more than 12 months from the date of such application, provided that the amount to be so applied shall be reduced by (i) the principal amount of Securities delivered within 180 days after such sale or transfer to the Trustee for retirement and cancellation, and (ii) the principal amount of any such indebtedness of the Company or a Restricted Subsidiary other than Securities voluntarily retired by the Company or a Restricted Subsidiary within 180 days after such sale or transfer. Notwithstanding the foregoing, no retirement referred to in this subdivision (d) may be affected by payment at Maturity.

                  Notwithstanding the foregoing, where the Company or any Restricted Subsidiary is the lessee in any Sale and Leaseback Transaction, Attributable Debt shall not include any Debt resulting from the guarantee by the Company or any other Restricted Subsidiary of the lessee's obligation thereunder.

                  SECTION  10.07.  Waiver of Certain Covenants.

                  The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.05 and 10.06 with respect to the Securities of any series if before or after the time for such compliance the Holders of at least a majority in principal amount of the Securities of such series at the time Outstanding shall, by Act of such Holders of Securities, either waive such compliance in such instance or generally waive compliance with such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                  SECTION  10.08.  Corporate Existence.

                  Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchise; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

                                 ARTICLE ELEVEN
                            REDEMPTION OF SECURITIES

                  SECTION  11.01.  Applicability of Article.

                  Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 3.01 for Securities of any series) in accordance with this Article.

                  SECTION  11.02.  Election to Redeem; Notice to Trustee.

                  The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Restated Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

                  SECTION 11.03. Selection by Trustee of Securities to be Redeemed.

                  If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

                  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

                  For all purposes of this Restated Indenture, unless the context otherwise requires, all provisions relating to the Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                  SECTION  11.04.  Notice of Redemption.

                  Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                  All notices of redemption shall state:

                  (1)      the Redemption Date;

                  (2)      the Redemption Price;

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed;

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and , if applicable, that interest thereon will cease to accrue on and after said date;

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price; and

                  (6) that the redemption is for a sinking fund, if such is the case.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  SECTION  11.05.  Deposit of Redemption Price.

                  At or prior to the opening of business on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

                  SECTION  11.06.  Securities Payable on Redemption Date

                  Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.07.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                  SECTION  11.07.  Securities Redeemed in Part.

                  Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and Stated Maturity of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.

                                 ARTICLE TWELVE
                                  SINKING FUNDS

                  SECTION  12.01.  Applicability of Article.

                  The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.01 for Securities of such series.

                  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 12.02. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

                  SECTION 12.02. Satisfaction of Sinking Fund Payments With Securities.

                  The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                  SECTION  12.03.  Redemption of Securities for Sinking Fund.

                  Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.02 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.03 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in
Section 11.04. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Section
11.06 and 11.07.

                                      * * *

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                              SIGNATURES AND SEALS

                  IN WITNESS WHEREOF, the parties hereto have caused this Restated Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

ATTEST:                                 BROWNING-FERRIS INDUSTRIES, INC.

/s/ Gerald K. Burger                    /s/ Henry L. Hirvela
-----------------------------------     ---------------------------------
        Gerald K. Burger                       Henry L. Hirvela
           Secretary                              Treasurer

(Corporate Seal)

ATTEST:                                   FIRST CITY, TEXAS-HOUSTON,
                                            NATIONAL ASSOCIATION

/s/ Richard R. Cartwright               /s/ Roark Ashie
-----------------------------------     ---------------------------------
Name:  Richard R. Cartwright                     Roark Ashie
Title: Assistant Vice President and          Vice President and
       Trust Officer                            Trust Oficer
(Corporate Seal)

                                 ACKNOWLEDGEMENT


THE STATE OF TEXAS
COUNTY OF HARRIS

            BEFORE ME, the undersigned authority, on this day personally appeared, Henry L. Hirvela, the Treasurer of Browning-Ferris Industries, Inc., known to me to be the person whose name is subscribed to the above and foregoing instrument of writing, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation; and, being by me duly sworn, did depose and say that he resides at 2 Stagestop Circle, Houston, Texas 77024, that he is the Treasurer of said corporation, that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 17th day of September 1991.


                                             /s/ Lara Abbott
                                            --------------------
                                          Notary Public in and for
                                            Harris County, TEXAS

                                          My commission expires on:

                                                  10/27/91
                                            --------------------

THE STATE OF TEXAS

COUNTY OF HARRIS

            BEFORE ME, the undersigned authority, on this day personally appeared Roark Ashie, a Vice President and Trust Officer of First City, Texas-Houston, National Association, known to me to be the person whose name is subscribed to the above and foregoing instrument of writing, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation; and, being by me duly sworn, did depose and say that he resides at 4511 Westray, Missouri City, Texas 77459 that he is a Vice President and Trust Officer of said corporation, that he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal, that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 12th day of September 1991.


                                            /s/ Josie L. Hixen
                                           --------------------

                                          Notary Public in and for
                                            Harris County, TEXAS

                                          My commission expires on:

                                                  7-11-92
                                           ---------------------



                                       2